ASHMORE FUNDS

Supplement dated December 19, 2025

to the Statutory Prospectus for Class A, Class C and Institutional Class Shares

of Ashmore Emerging Markets Small-Cap Equity Fund

On December 8, 2025 the Board of Trustees of Ashmore Funds approved the repurposing of Ashmore Emerging Markets Small-Cap Equity Fund (the “Fund”) as a “completion portfolio,” a no-fee, no-load mutual fund designed and managed as a component of a separately managed account program (the “Repurposing”). A completion portfolio is available as an investment option exclusively to a separately managed account manager. In connection with the Repurposing, on or about February 16, 2026, the Fund will redeem shares of any external shareholder in the Fund at net asset value (the “Redemption Date”). At any time prior to the Redemption Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Sell or Exchange Shares” in the Fund’s Prospectus. Shareholders also may exchange their shares for shares of a different series of Ashmore Funds, subject to any investment minimums and other restrictions on exchanges as described under “How to Sell or Exchange Shares” in the Fund’s Prospectus.

On or before the Redemption Date, the Fund will seek to convert substantially all portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objective and policies as it prepares to redeem its assets and distribute them to external shareholders. Any external shares of the Fund outstanding on the Redemption Date will be automatically redeemed on that date. As soon as practicable after the Redemption Date, the Fund will distribute pro rata to the Fund’s external shareholders of record as of the close of business on the Redemption Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund.

The Fund may make one or more distributions of net income and/or realized capital gains on or prior to the Redemption Date in order to eliminate Fund-level taxes. For taxable shareholders, the automatic redemption on the Redemption Date generally will be treated like other redemptions of shares generally – that is, as a sale that may result in a gain or loss to shareholders for U.S. federal income tax purposes.

Effective as of the close of business on December 19, 2025, Class A, Class C and Institutional Class Shares of the Fund will no longer be available for purchase by new or existing investors or be available for exchanges from the other series of Ashmore Funds, except for shares that may be purchased as a result of dividend reinvestments.

Investors Should Retain This Supplement for Future Reference